UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 4, 2013

REAL DATA, INC.
(Exact name of registrant as specified in its charter)

Utah	0-27177	87-0427597
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2984-G Austin Springs Blvd.
Miamisburg, OH		45342
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(425) 391-3019

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

The Board of Directors of Real Data, Inc. has received a preliminary replacement cost valuation of $117,000,000 from one of company's CPA firms, of a portion of Dr. Kautzmann’s software Intellectual Property, as the reverse merger between Real Data Inc. and Advanced Computing Solutions, Inc. moves forward to contract finalization. The reported preliminary valuation, as well as the final valuation of Dr. Kautzmann's Intellectual Property, will be reflected on the company’s Profit and Loss and Balance Sheet once the reverse merger is finalized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL DATA, INC.
Registrant

Dated: March 4, 2013	By:	/s/ Dr. Frank N. Kautzmann, III
Dr. Frank N. Kautzmann, III, Chairman, CEO and President

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